UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 28, 2011 (September 22, 2011)

KALLO INC.
formerly, Diamond Technologies Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53183
(Commission File No.)

15 Allstate Parkway, Suite 600
Markham, Ontario
Canada   L3R 5B4
(Address of principal executive offices and Zip Code)

(416) 246-9997
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 21, 2011, we entered into an agreement with Herb Adams wherein we amended our agreement dated January 12, 2011 with Mr. Adams and agreed to issue Mr. Adams 533,334 shares of common stock from our incentive stock option plan registered on Form S-8 for services previously rendered to us valued at $40,000.00.  On September 28, 2011, we caused the foregoing shares to be issued to Mr. Adams in full satisfaction of the outstanding indebtedness owed to Mr. Adams in the amount of $40,000.00.  Pursuant to the January 12, 2011 agreement, we remain obligated to pay Mr. Adams the additional sum of $4,000.00, which we have promised to pay within 60 days of September 21, 2011.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES.

On September 22, 2011, we issued 13,604,132 restricted shares of common stock to 15 creditors of Kallo Inc. in consideration of satisfaction of $680,207 in outstanding debt.

On September 22, 2011, we issued restricted shares of common stock to the following individuals:

John Cecil	27,500,000
Vince Leitao	11,000,000
Samuel Baker	6,000,000
Mario D'Souza	5,000,000
Lloyd Chiotti	3,000,000
Rajni Kassett	2,000,000

The foregoing shares of common stock were issued pursuant to the exemption from registration contained in Reg. S of the Securities Act of 1933, as amended, in that all transactions took place outside the United States of America with non-US persons.

ITEM 5.07       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On Thursday, September 22, 2011 at 11:00 a.m., Eastern Time, at 15 Allstate Parkway, Suite 600, Markham, Ontario, Canada L3R 5B4, we held our annual meeting of shareholders to vote on the following:

(1)	To elect directors;

(2)	To hold an advisory vote on executive compensation;

(3)	To hold an advisory vote to determine the frequency of future advisory votes on executive compensation; and

A total of 43,083,666 shares of common stock were eligible to vote at the special meeting of shareholders.   29,537,600 shares were present in person or represented by proxy which constituted a quorum for the purpose of transacting business at the annual meeting.  The final vote was as follows:

To elect Vince Leitao, Sam Baker, John Cecil, and Lloyd Chiotti - 29,537,600 for; -0- against, and 13,546,066 abstained.

To hold an advisory vote on executive compensation - 29,537,600 for; -0- against, and 13,546,066 abstained.

To hold an advisory vote every 12 months to determine the frequency of future advisory votes on executive compensation - 29,537,600 for; -0- against, and 13,546,066 abstained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 27th day of September 2011.

KALLO INC.

BY:	JOHN CECIL
John Cecil, Chief Executive Officer